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                                WIEN GROUP, INC.
                               C/O ALAN D. HIRSCH
                               525 WASHINGTON BLVD
                          JERSEY CITY, NEW JERSEY 07310
                                       AND
                                 C/O BUDDY YOUNG
                             17337 VENTURA BOULEVARD
                                    SUITE 224
                            ENCINO, CALIFORNIA 91316



                              SUBSCRIPTION BOOKLET

                             SHARES OF COMMON STOCK



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Name of Recipient                                 Date



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                                WIEN GROUP, INC.
                             SUBSCRIPTION AGREEMENT
                                (the "Agreement")

         If and when accepted by WIEN GROUP, INC., a Delaware corporation (the "Company"), this Subscription Agreement, when executed below, shall constitute a subscription for _________________ (__________) shares of common stock, par value $0.001 per share ("Common Stock") at a purchase price of Twenty Cents ($0.20) per share (the "Purchase Price"). The shares of common stock are hereinafter also referred to as the "Securities." BY EXECUTING BELOW, A SUBSCRIBER/INVESTOR (hereinafter the "INVESTOR"), ACKNOWLEDGES THAT HE/SHE/IT UNDERSTANDS THAT THE COMPANY IS RELYING UPON THE ACCURACY AND COMPLETENESS HEREOF IN DECIDING WHETHER TO ACCEPT THIS AGREEMENT AND SELL THE SECURITIES TO THE INVESTOR AND IN COMPLYING WITH ITS OBLIGATIONS UNDER APPLICABLE SECURITIES LAWS.

1.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  INVESTOR.   The  Investor  hereby
represents and warrants to the Company as of the date of this Agreement as follows:

         1.1 RECEIPT OF PROSPECTUS. The Investor has received a copy of the Company's Prospectus, dated April ____, 2003 (the "Prospectus"), has read the Prospectus and understands the business of the Company and the risks associated with investing in the Company.

         1.2 ABILITY TO BEAR RISK. The Investor is in a financial position to hold the Securities and is able to bear the economic risk and withstand a complete loss of his investment in the Securities.

         1.3 RISK FACTORS. The Investor recognizes that the Securities as an investment involve an extremely high degree of risk. The Investor is aware that the Company is a start-up enterprise with limited operating history. There can be no assurance that the Company will be able to meet its projected goals. The Company may need significant additional capital to be successful, which capital may not be easily available or available upon terms that are not substantially dilutive to the Investor.

         1.4 PROFESSIONAL ADVICE. The Investor has obtained, to the extent he/she deems necessary, his/her/its own professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of the investment in light of his/her/its financial condition and investment needs.

         1.5 SOPHISTICATION. The Investor, either alone or with the assistance of his/her/its professional advisor, is a sophisticated investor, is able to fend for himself/herself in the transaction contemplated by this Agreement, and has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the prospective investment in the Securities.


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


         1.6 SUITABILITY. The investment in the Securities is suitable for the Investor based upon his/her/its/its investment objectives and financial needs, and the Investor has adequate net worth and means for providing for his/her/its/its current financial needs and contingencies and has no need for liquidity of investment with respect to the Securities.

         1.7 OVERALL COMMITMENT TO ILLIQUID INVESTMENTS. The Investor's overall commitment to investments which are illiquid or not readily marketable is not disproportionate to his/her/its/its net worth, and investment in the Securities will not cause such overall commitment to become excessive.

         1.8 ACCESS TO INFORMATION. The Investor has been given a copy of the Company's Prospectus which contains the Company's financial condition, the risks associated with the purchase of the Securities and has utilized such information to his/her/its satisfaction for the purpose of making a determination whether to invest in the Company.

         1.9 NO MARKET. The Investor realizes that although the Securities have been registered under the Securities Act of 1933, as amended (the "Act"), there is presently no public market for the Securities and the Investor may not be able to liquidate his/her/its investment in the event of an emergency or pledge the Securities as collateral security for loans. There is no market for the Securities. Accordingly, the Securities cannot be sold or transferred unless the Company is current with its filings with the Securities and Exchange Commission and are listed for trading on a stock exchange or other stock quotation system.

         1.10 RELIANCE ON REGISTRATION. The Investor has been advised that the Securities have been registered under the Act, but that no public market for the Securities presently exists. The Investor represents and warrants that the Securities are being purchased for his/her/its own account, for investment and without the intention of reselling or redistributing the same, that he/she has made no agreement with others regarding any of the Securities and that his/her/its financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future.

         1.21 ACCREDITATION. IN ORDER TO PURCHASE SECURITIES, SOME STATES REQUIRE THAT INVESTORS MUST QUALIFY AS "ACCREDITED INVESTORS" AS THAT TERM IS DEFINED BY THE COMMISSION. PLEASE INITIAL ONE OR MORE CATEGORIES BELOW APPROPRIATE TO YOUR SITUATION.

         The Investor represents and warrants that he/she/it is:

____          a.      A natural  person  who is a broker  or dealer  (registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended).

____          b.      A director or executive officer of the Company

____          c.      A natural  person with an individual  net worth,  or joint
                      net  worth   with   his/her/its   spouse,   in  excess  of
                      $1,000,000.


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


____          d.      A natural  person (i) who has had an individual  income in excess of $200,000 in each of the two most recent years or a joint income with his/her/its spouse in excess of $300,000 in those two years and (ii) who reasonably expects to reach the same income level in the current year.

____          e.      A corporation, partnership, tax-exempt organization (under
                      Section 501(c)(3) of the Internal Revenue Code of 1986, as amended) or Massachusetts or similar business trust (i) not formed for the specific purpose of acquiring the Securities and (ii) having total assets in excess of $5,000,000.

____          f.      An investment  company  (registered  under the  Investment
                      Company Act of 1940, as amended (the "1940 Act")).

____          g.      A  business  development  company  (as  defined in Section
                      2(a)(48) of the 1940 Act).

____          h.      A Small Business  Investment Company (licensed by the U.S.
                      Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958).

____          i.      An employee benefit plan (within the meaning of Title I of the  Employee  Retirement  Income  Security  Act  of  1974
                      ("ERISA")), (i) whose investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment advisor, (ii) having total assets in excess of $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

____          j.      A private  business  development  company  (as  defined in
                      Section 202(a)(22) of the 1940 Act).

____          k.      A  trust  (i)  not  formed  for the  specific  purpose  of acquiring the Securities, (ii) having total assets in excess of $5,000,000, and (iii) whose purchase of the Securities are directed by a sophisticated person (as described in Rule 506(b)(2)(ii) under the Act).

____          l.      An entity in which all of the equity owners are accredited investors.

2. COVENANTS. The Investor agrees that:

         2.1 TRANSFER RESTRICTION. Investor is purchasing the Securities for his/her/its own beneficial interest and/or for the benefit of the Investor's designees. Investor will not transfer or assign this subscription or any of his/her/its interest herein, except as such may be assigned or transferred in accordance with applicable laws.

         2.2 NO REVOCATION. The Investor may not cancel, terminate or revoke this subscription, and this subscription shall survive his death or disability and shall be binding upon his/her/its successors, assigns, legal representatives, heirs, legatees and distributees.


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


         2.3 INDEMNIFICATION. The Investor shall indemnify, hold harmless and defend the Company and its affiliates and agents with respect to any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach or untruth of any of the representations and warranties set forth in this Agreement. If the Company or anyone acting on its behalf discovers any breach or untruth of any such representations and warranties, the Company may, at its option, forthwith rescind the sale of the Securities to the Investor.

3. RESIDENCY. The Investor represents and warrants that he/she/it is a bona fide resident of, and is domiciled in, the state specified on the signature page hereof as the Investor's residence address, or, if no residence address is specified, the state specified on the signature page hereof as the Investor's mailing address, and that the Securities are being purchased by the Investor in his/her/its name solely for his/her/its own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

4. TAX INFORMATION AND WITHHOLDING. Under penalties of perjury, the Investor certifies that (a) the number shown below is the Investor's correct taxpayer identification number and (b) the Investor is not subject to back-up withholding either because he/she/it has not been notified that he/she/it is subject to back-up withholding as a result of a failure to report all interest and dividends, or the Internal Revenue Service has notified the Investor that he/she/it is no longer subject to back- up withholding. (If the Investor has at any time received notice from the Internal Revenue Service that he/she/it is subject to back-up withholding and has not subsequently received a notice advising the Investor of the termination of back-up withholding, strike the second clause ((b) above) of the foregoing representation.)

5. GOVERNING LAW: SUCCESSORS. The Investor agrees that this Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New Jersey, that the rights, powers and duties set forth herein shall be binding upon the Investor, his/her/its heirs, estate, legal representatives, successors and assigns, or those of the entity he/she/it represents, and shall inure to the benefit of his/her/its successors and assigns or to those of such entity.

         THE INVESTOR HAS BEEN ADVISED, PRIOR TO HIS/HER/ITS PURCHASE OF THE SECURITIES, THAT ALTHOUGH THE SECURITIES AND THE PROSPECTUS HAVE BEEN REVIEWED BY THE COMMISSION, THAT NONE OF THE SECURITIES HAVE BEEN LISTED FOR TRADING ON ANY EXCHANGE OR STOCK QUOTATION SERVICE AND THEREFORE NO MARKET EXISTS FOR THEIR RESALE.

         THE INVESTOR MUST RELY ON HIS/HER/ITS OWN EXAMINATION OF THE PROSPECTUS, AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THE SECURITIES. THE COMPANY HAS NOT RECEIVED ANY INDEPENDENT VALUATION OF THE SECURITIES. OTHER THAN THE VALIDITY OF THE SHARES BEING OFFERED FOR SALE, THE COMPANY'S COUNSEL SHOULD NOT BE LOOKED TO FOR ANY ASSURANCE THAT THERE HAVE NOT BEEN MATERIAL OMISSIONS OR MISSTATEMENTS IN THE OFFER AND SALE OF THESE SECURITIES. THE INVESTOR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGREES NOT TO MAKE ANY CLAIM OR BRING ANY ACTION AND WAIVES AND RELEASES ANY AND ALL CLAIMS AGAINST THE COMPANY OR ITS COUNSEL RELATED TO ANY DISCLOSURE OR LACK THEREOF. ANY PROJECTIONS FURNISHED BY THE COMPANY TO THE INVESTOR HAVE BEEN PREPARED BY THE COMPANY WITHOUT ASSISTANCE OF ADVISORS, REPRESENT ONLY THE GOOD FAITH ESTIMATE BY THE COMPANY OF FUTURE FINANCIAL PERFORMANCE AND SHOULD NOT BE CONSIDERED AS FACTS OR CERTAINTIES.


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


         The Investor has completed this Agreement as of the date indicated below and understands that this subscription is subject to acceptance by the Company.


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(Signature)                               (Signature of Joint Purchaser, if any)

Dated: ______________   ____, 2003

                              PLEASE PRINT OR TYPE


---------------------------------         --------------------------------------
Name of Investor (Print)                           Number of Shares


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Signature of Investor                     Purchase Price ($0.20 X number of
                                          Shares)

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Social Security or Taxpayer I.D. Number of Investor

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Name or Names in Which Shares Are to Be Issued and the Amount of Shares for Each
Name

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Mailing Address(es)                       Name of Joint Investor, if any (Print)

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City  State  Zip Code                     Signature of Joint Investor (if any)

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Resident Address (if other than mailing   Social Security or Taxpayer
address)                                  I.D. Number of Joint Investor (if any)

---------------------------------
City  State  Zip Code

---------------------------------
Telephone Number (including Area Code)

      This Agreement shall not be binding, valid or enforceable in anyway unless and until it is accepted by the Company, which acceptance shall only be valid upon the Company's counter- signature of this Agreement where indicate below.


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


ACCEPTED:

WIEN GROUP, INC., a Delaware corporation


By: ______________________________

Its: ______________________________         Dated: __________________, 2003



                            CERTIFICATE OF SIGNATORY

             (To be completed if the Securities are being subscribed
                     for by an entity such as a corporation,
                            partnership, trust, etc.)



I, ___________________________________________________,  am the ________________
of _______________________________ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of this Agreement and to purchase and hold the Securities, and certify further that this Agreement has been duly and validly executed on behalf of Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this ____ day of ____________, 2003.




                                         ---------------------------------------
                                                        (Signature)


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